Exhibit 10.54
Execution Version
AMENDMENT TO EURO CREDIT AGREEMENT
          This AMENDMENT (this “Amendment”), dated as of January 11, 2010 (the “Effective Date”), is entered into by and among MOUNTAIN & WAVE S.à R.L., a Luxembourg private limited liability company (the “Borrower”); QUIKSILVER, INC., a Delaware corporation (the “Parent”); each lender from time to time a party hereto (collectively, the “Lenders” and individually, a “Lender”) and RHÔNE GROUP L.L.C., as administrative agent (the “Administrative Agent”) under that certain Credit Agreement dated as of July 31, 2009 (as otherwise amended, amended and restated, supplemented or otherwise modified from time to time, the “Euro Credit Agreement”) among the Borrower, the Parent, the Lenders and the Administrative Agent. Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Euro Credit Agreement.
WITNESSETH:
          WHEREAS the parties hereto desire to amend the Euro Credit Agreement on the terms, and subject to the conditions, set forth herein; and
          WHEREAS pursuant to Section 10.01 of the Euro Credit Agreement, no amendment or waiver of any provision of the Euro Credit Agreement, nor Consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or the Administrative Agent, with the Consent of the Required Lenders), and the Borrower or the applicable Loan Party, as the case may be; and
          WHEREAS the Borrower has requested that the Administrative Agent and the Lenders approve the amendment set forth in this Amendment;
          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. AMENDMENT TO EURO CREDIT AGREEMENT
     Upon the Effective Date, the Euro Credit Agreement shall be amended as follows:
     The definition of “Americas Consolidated EBITDA” set forth in Section 1.01 of the Euro Credit Agreement shall be amended by adding at the end of clause (b) thereof the phrase “, provided that, in measuring Americas Consolidated EBITDA under Section 7.14(a) for the Measurement Period ending January 31, 2010 (and, for the avoidance of doubt, not for purposes of measuring Americas Consolidated EBITDA with respect to any other Measurement Period), Americas Consolidated EBITDA shall be reduced by such cash payments only to the extent they exceed $3 million”.
SECTION 2. REPRESENTATIONS AND WARRANTIES
          Each of the parties hereto hereby represents and warrants that as of the Effective Date:
     1. this Amendment has been duly authorized, executed and delivered by it;

     2. this Amendment and the Euro Credit Agreement, as amended hereby, constitute legal, valid and binding obligations, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and
     3. execution, delivery and performance of this Amendment and the Euro Credit Agreement, as amended hereby, will not conflict with or result in a breach of, or require any consent under, the charter or by-laws or other constitutive document of it, or any applicable law or regulation, or any order, writ, injunction, or decree of any Governmental Authority or arbitral panel, or any agreement or instrument to which the Borrower, Parent or any of their Subsidiaries is a party or by which any of them or any of their property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or (except for Liens created in accordance with the Security Documents and the other Loan Documents) result in the creation or imposition of any Lien upon any property of the Borrower, Parent or any of their Subsidiaries pursuant to the terms of any such agreement or instrument.
SECTION 3. MISCELLANEOUS
     1. Reference to and Effect on the Existing Euro Credit Agreement and the Other Loan Documents.
               (a) Except as specifically amended by this Amendment, the Euro Credit Agreement and the other Loan Documents relating thereto shall remain in full force and effect and are hereby ratified and confirmed.
               (b) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under, the Euro Credit Agreement or any of the other Loan Documents relating thereto.
     2. Headings.
     Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     3. Applicable Law.
     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     4. Counterparts.
     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MOUNTAIN & WAVE S.À R.L., as the Borrower

By:

Name:
Title:

QUIKSILVER, INC., as a Guarantor

By:

Name:
Title:

RHÔNE GROUP L.L.C., as Administrative Agent

By:

Name:
Title:

ROMOLO HOLDINGS C.V., as Lender

By:

Name:
Title:

TRITON SPV L.P., as Lender

By: Triton GP SPV LLC, as General Partner

By:

Name:
Title:

TRITON ONSHORE SPV L.P., as Lender

By: Triton GP SPV LLC, as General Partner

By:

Name:
Title:

TRITON OFFSHORE SPV L.P., as Lender

By: Triton GP SPV LLC, as General Partner

By:

Name:
Title:

TRITON COINVESTMENT SPV L.P., as Lender

By: Triton GP SPV LLC

By:

Name:
Title: